Exhibit 99.1

EOG Resources, Inc.	P.O. Box 4362	Houston, TX 77210-4362

News Release
For Further Information Contact:	Investors
David J. Streit (713) 571-4902 W. John Wagner (713) 571-4404

Media and Investors
Kimberly M. Ehmer (713) 571-4676

EOG Resources Announces Key Officer Promotions

FOR IMMEDIATE RELEASE: Thursday, December 14, 2017

HOUSTON – EOG Resources, Inc. (EOG) today announced that Lloyd W. “Billy” Helms, Jr. has been promoted to Chief Operating Officer and Ezra Y. Yacob has been promoted to Executive Vice President, Exploration and Production, effective December 13, 2017. Ezra will be responsible for EOG’s Midland, San Antonio and Artesia operating areas.

Gary L. Thomas, most recently President and Chief Operating Officer, will continue serving as President of EOG to allow for the gradual transition of his responsibilities prior to his retirement. He is expected to retire by year-end 2018. Gary has been an EOG employee for 39 years, having joined a predecessor company in 1978 as a drilling and production engineer. Since 1998, he has held responsibility for managing EOG’s overall drilling, completions, production and engineering activities.

“The two promotions announced today highlight EOG’s deep bench of high-caliber leadership,” said William R. “Bill” Thomas, Chairman and Chief Executive Officer. “Both Billy and Ezra are proven leaders at EOG. Each has demonstrated exceptional management and technical leadership through years of strong performance in various roles across the company. Billy and Ezra both exemplify EOG’s outstanding culture and track record of success.”

Billy Helms, most recently Executive Vice President, Exploration and Production, has 36 years of service with EOG. Most recently, Billy has been responsible for EOG’s operations in Midland, San Antonio and Artesia, along with the company’s Engineering and Acquisition and Business Development functions. Before joining the headquarters executive management team in February 2012, he managed EOG’s exploration and development activities in Canada and held positions of increasing responsibility in both the Midland and Houston offices. Billy joined an EOG predecessor company in 1981 and holds a Bachelor of Science degree in Petroleum Engineering from Texas Tech University.

Most recently Vice President and General Manager of EOG’s Midland office, Ezra Yacob has 12 years of service with EOG and has managed the company’s Permian Basin exploration and development activities since May 2014. Ezra has held various geoscience and leadership positions in EOG’s Fort Worth and Midland offices since joining EOG in 2005. Prior to EOG, he worked at the United States Geological Survey for five years. Ezra holds a Bachelor of Science degree in Geology from the University of Puget Sound, a Master of Science degree in Geology from the Colorado School of Mines and a Master of Business Administration degree from the University of Texas at Tyler.

EOG Resources, Inc. is one of the largest independent (non-integrated) crude oil and natural gas companies in the United States with proved reserves in the United States, Trinidad, the United Kingdom and China. EOG Resources, Inc. is listed on the New York Stock Exchange and is traded under the ticker symbol “EOG.” For additional information about EOG, please visit www.eogresources.com.

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, including, among others, statements and projections regarding EOG’s future financial position, operations, performance, business strategy, returns, budgets, reserves, levels of production and costs, statements regarding future commodity prices and statements regarding the plans and objectives of EOG’s management for future operations, are forward-looking statements. EOG typically uses words such as “expect,” “anticipate,” “estimate,” “project,” “strategy,” “intend,” “plan,” “target,” “goal,” “may,” “will,” “should” and “believe” or the negative of those terms or other variations or comparable terminology to identify its forward-looking statements. In particular, statements, express or implied, concerning EOG’s future operating results and returns or EOG’s ability to replace or increase reserves, increase production, reduce or otherwise control operating and capital costs, generate income or cash flows or pay dividends are forward-looking statements. Forward-looking statements are not guarantees of performance. Although EOG believes the expectations reflected in its forward-looking statements are reasonable and are based on reasonable assumptions, no assurance can be given that these assumptions are accurate or that any of these expectations will be achieved (in full or at all) or will prove to have been correct. Moreover, EOG’s forward-looking statements may be affected by known, unknown or currently unforeseen risks, events or circumstances that may be outside EOG’s control. Important factors that could cause EOG’s actual results to differ materially from the expectations reflected in EOG’s forward-looking statements include, among others:

•	the timing, extent and duration of changes in prices for, supplies of, and demand for, crude oil and condensate, natural gas liquids, natural gas and related commodities;

•	the extent to which EOG is successful in its efforts to acquire or discover additional reserves;

•	the extent to which EOG is successful in its efforts to economically develop its acreage in, produce reserves and achieve anticipated production levels from, and maximize reserve recovery from, its existing and future crude oil and natural gas exploration and development projects;

•	the extent to which EOG is successful in its efforts to market its crude oil and condensate, natural gas liquids, natural gas and related commodity production;

•	the availability, proximity and capacity of, and costs associated with, appropriate gathering, processing, compression, transportation and refining facilities;

•	the availability, cost, terms and timing of issuance or execution of, and competition for, mineral licenses and leases and governmental and other permits and rights-of-way, and EOG’s ability to retain mineral licenses and leases;

•	the impact of, and changes in, government policies, laws and regulations, including tax laws and regulations; environmental, health and safety laws and regulations relating to air emissions, disposal of produced water, drilling fluids and other wastes, hydraulic fracturing and access to and use of water; laws and regulations imposing conditions or restrictions on drilling and completion operations and on the transportation of crude oil and natural gas; laws and regulations with respect to derivatives and hedging activities; and laws and regulations with respect to the import and export of crude oil, natural gas and related commodities;

•	EOG’s ability to effectively integrate acquired crude oil and natural gas properties into its operations, fully identify existing and potential problems with respect to such properties and accurately estimate reserves, production and costs with respect to such properties;

•	the extent to which EOG’s third-party-operated crude oil and natural gas properties are operated successfully and economically;

•	competition in the oil and gas exploration and production industry for the acquisition of licenses, leases and properties, employees and other personnel, facilities, equipment, materials and services;

•	the availability and cost of employees and other personnel, facilities, equipment, materials (such as water) and services;

•	the accuracy of reserve estimates, which by their nature involve the exercise of professional judgment and may therefore be imprecise;

•	weather, including its impact on crude oil and natural gas demand, and weather-related delays in drilling and in the installation and operation (by EOG or third parties) of production, gathering, processing, refining, compression and transportation facilities;

•	the ability of EOG’s customers and other contractual counterparties to satisfy their obligations to EOG and, related thereto, to access the credit and capital markets to obtain financing needed to satisfy their obligations to EOG;

•	EOG’s ability to access the commercial paper market and other credit and capital markets to obtain financing on terms it deems acceptable, if at all, and to otherwise satisfy its capital expenditure requirements;

•	the extent to which EOG is successful in its completion of planned asset dispositions;

•	the extent and effect of any hedging activities engaged in by EOG;

•	the timing and extent of changes in foreign currency exchange rates, interest rates, inflation rates, global and domestic financial market conditions and global and domestic general economic conditions;

•	political conditions and developments around the world (such as political instability and armed conflict), including in the areas in which EOG operates;

•	the use of competing energy sources and the development of alternative energy sources;

•	the extent to which EOG incurs uninsured losses and liabilities or losses and liabilities in excess of its insurance coverage;

•	acts of war and terrorism and responses to these acts;

•	physical, electronic and cyber security breaches; and

•	the other factors described under ITEM 1A, Risk Factors, on pages 13 through 22 of EOG’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, and any updates to those factors set forth in EOG’s subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K.

In light of these risks, uncertainties and assumptions, the events anticipated by EOG’s forward-looking statements may not occur, and, if any of such events do, we may not have anticipated the timing of their occurrence or the duration and extent of their impact on our actual results. Accordingly, you should not place any undue reliance on any of EOG’s forward-looking statements. EOG’s forward-looking statements speak only as of the date made, and EOG undertakes no obligation, other than as required by applicable law, to update or revise its forward-looking statements, whether as a result of new information, subsequent events, anticipated or unanticipated circumstances or otherwise.

The United States Securities and Exchange Commission (SEC) permits oil and gas companies, in their filings with the SEC, to disclose not only “proved” reserves (i.e., quantities of oil and gas that are estimated to be recoverable with a high degree of confidence), but also “probable” reserves (i.e., quantities of oil and gas that are as likely as not to be recovered) as well as “possible” reserves (i.e., additional quantities of oil and gas that might be recovered, but with a lower probability than probable reserves). Statements of reserves are only estimates and may not correspond to the ultimate quantities of oil and gas recovered. Any reserve estimates provided in this press release that are not specifically designated as being estimates of proved reserves may include “potential” reserves and/or other estimated reserves not necessarily calculated in accordance with, or contemplated by, the SEC’s latest reserve reporting guidelines. Investors are urged to consider closely the disclosure in EOG’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, available from EOG at P.O. Box 4362, Houston, Texas 77210-4362 (Attn: Investor Relations). You can also obtain this report from the SEC by calling 1-800-SEC-0330 or from the SEC’s website at www.sec.gov. In addition, reconciliation and calculation schedules for non-GAAP financial measures can be found on the EOG website at www.eogresources.com.

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